Exhibit 99.2

Second Quarter 2019 Financial Results Conference Call

Forward Looking Statements 2 This presentation contains express or implied forward - looking statements within the Private Securities Litigation Reform Act of 1995 and other U.S. federal securities laws. These forward - looking statements include, but are not limited to, those statements regarding the timing of the expected closing of the additional $1.75 million in the funding announced in July 2019, the belief that Micronet Ltd.’s sales with current customers reflects a sign of confidence and satisfaction from Micronet’s customer base, that MICT has a strong balance sheet with which to move forward with the planned completion of the definitive agreement with BNN Technology PLC, or BNN, Paragonex Ltd. and other third parties, and the belief that MICT and BNN, with a combined management team, expertise and connections in global markets, can achieve market leading positions in the technology markets they target. Such forward - looking statements and their implications involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to differ materially from those projected. The forward - looking statements contained in this presentation are subject to other risks and uncertainties, including those discussed in the "Risk Factors" section and elsewhere in the Company's annual report on Form 10 - K for the year ended December 31, 2018 and in subsequent filings with the Securities and Exchange Commission. Except as otherwise required by law, the Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward - looking statements whether as a result of new information, future events or otherwise.

No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law . No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended . Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction . Important Additional Information Will be Filed with the SEC On February 5 , 2019 , Global Fintech Holdings Ltd . (“GFH”) filed a registration statement on Form F - 4 containing a proxy statement for MICT’s stockholders, a prospectus, and other important information in connection with the proposed business combination . MICT URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MICT, GFH, BNN TECHNOLOGY PLC, PARAGONEX, LTD . , AND OTHER PARTIES, THE PROPOSED BUSINESS COMBINATION, AND OTHER RELATED MATTERS . Investors and stockholders may obtain free copies of these materials with the SEC through the website maintained by the SEC at www . sec . gov . In addition, investors and stockholders will be able to obtain free copies of the proxy statement by directing a request to : MICT, Inc . , 28 West Grand Avenue, Suite 3 , Montvale NJ 07645 . Investors and stockholders are urged to read the proxy statement, prospectus and other relevant materials before making any voting or investment decision with respect to the proposed business combination . 3

Participants in Solicitation MICT and its directors and executive officers, may be deemed to be participants in the solicitation of proxies for the special meeting of MICT’s stockholders to be held to approve the proposed business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of MICT’s stockholders in connection with the proposed business combination are set forth in the proxy statement/prospectus. You can find information about MICT’s executive officers and directors in its Annual Report on Form 10 - K for the year ended December 31, 2018. After such filing, you can obtain free copies of these documents from MICT using the contact information above. 4

5 Q2 2019 Developments ▪ The acquisition agreement among MICT, BNN Technology PLC, and Paragonex Ltd. signed on December 18, 2018 is progressing and we hope to close on the transaction ▪ We entered into definitive agreements relating to MICT’s largest series of funding to date pursuant to which the Company agreed with certain investors to raise a total of $9 million, of which $7.25 million has been received and the remaining $1.75 million is expected in the next six weeks. ▪ As part of this fundraise, BNN invested $2 million in MICT through a convertible note to replace our existing creditor instruments on more favorable terms ▪ Micronet Ltd, received orders totaling $3,600,000 for its 4th generation SmartHub hardware and its TREQ VMX platforms to existing customers, with $90,000 of the orders being recurring revenue

6 ▪ MICT currently holds a 39.53% voting stake in Micronet, and therefore, based on U.S. GAAP rules, MICT no longer reports consolidated results due to its reduced ownership of Micronet effective March 1, 2019 ▪ While Micronet had received orders totaling $3.6 million for the three months ended June 30, 2019, revenue for MICT was $0 for the three months ended June 30, 2019, compared to $4.7 million in the three months ended June 30, 2018. ▪ Gross loss was $0 for the three months ended June 30, 2019 , compared to gross profit of $1.53 million in the three months ended June 30, 2018. • Research and development (R&D) expense in the three months ended June 30, 2019 was $0, as compared to $505,000 in the three months ended June 30, 2018. • Selling, general and administrative (SG&A) expense was $670,000 in the three months ended June 30, 2019 , as compared to $1.69 million in the three months ended June 30, 2018. • Net loss attributable to MICT was $1.1 million in the three months ended June 30, 2019 as compared to a net profit of $3.5 million in the three months ended June 30, 2018. MICT, Inc. Q2 2019 Results

Revenues for Quarter and Six Months Ended June 30, 2019 7 $4.70 $0.00 $0 $1 $1 $2 $2 $3 $3 $4 $4 $5 $5 Q2 2018 Q2 2019 (In millions) $10.70 $0.48 $0 $2 $4 $6 $8 $10 $12 Q1-2 2018 Q1-2 2019

8 Income Statement Highlights (in 000s except share and per share data) Six months ended June 30, Three months ended June 30, 2019 2018 2019 2018 Revenues $ 477 $ 10,681 $ - $ 4,701 Cost of revenues 846 7,427 - 3,169 Gross profit (loss) (369) 3,254 - 1,532 Operating expenses: Research and development 261 1,032 - 505 Selling and marketing 198 834 - 380 General and administrative 1,660 2,526 670 1,314 Amortization of intangible assets 20 438 - 216 Total operating expenses 2,139 4,830 670 2,415 Loss from operations (2,508) (1,576) (670) (883) Share in investee losses (405) - (405) - Net profit from loss of control 299 - - - Financial (income) expenses, net (54) 852 22 460 Loss before provision for income taxes (2,560) (2,428) (1,097) (1,343) Provision for income taxes 8 4 5 4 Net loss from continued operation (2,568) (2,432) (1,102) (1,347) Net profit from discontinued operation (includes capital gain from disposal amounting to $6,844) - 4,894 - 4,783 Total net profit (loss) (2,568) 2,462 (1,102) 3,436 Net loss attributable to non-controlling interests (556) (184) - (60) Net profit (loss) attributable to MICT, Inc. (2,012) 2,646 (1,102) 3,496 Earnings (loss) per share attributable to MICT, Inc. Basic and diluted loss per share from continued operation $ (0.19) $ (0.25) $ (0.10) $ (0.14) Basic and diluted earnings per share from discontinued operation - 0.54 - 0.52 Weighted average common shares outstanding: 10,365,744 9,007,684 11,009,199 9,144,465

Balance Sheet June 30, 2019 (Unaudited) December 31, 2018 (Audited) Cash, cash equivalents and restricted cash $0.06 M $2.2 M Trade account receivable, net $0 M $1.0 M Bank & others debts $2.0 M $5.8 M Net working capital $(2.1 M) $(0.6 M) Stockholders’ equity $(0.86 M) $1.0 M 9 In Millions